UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2007

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras Street, Suite 1900	70130
(Address of principal executive offices)	(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e) On September 26, 2007, the Board of Directors of Tidewater Inc. (the “Company”) authorized the Company to enter into a Change of Control Agreement with each of Dean Taylor, the Company’s President and Chief Executive Officer; Nancy Morovich, a Senior Vice President of the Company; Bruce Lundstrom, a Senior Vice President and General Counsel of the Company; Gerard Kehoe, a Vice President of the Company; William Brown, a Vice President of the Company and Craig Demarest, the Controller and Vice President of the Company. The Change of Control Agreement provides the officers with certain benefits in the event of the termination of their employment after a change of control (as defined in the agreement) of the Company. In particular, if the Company terminates the officer’s employment without cause (as defined in the agreement), or if the officer voluntarily terminates his employment for good reason (as defined in the agreement) after a change in control, the officer will receive a lump-sum cash payment equal to a multiple (three times for executive officers and two times for other officers) of the sum of (a) the officer’s base salary in effect at the time of termination and (b) the average of the annual bonuses earned by the officer (inclusive of any amounts the payment of which was previously required to be deferred, or “banked,” under the Company’s management incentive plan) with respect to the three full fiscal years that immediately preceded the termination date. In addition, the Company shall (a) continue to provide the officer with insurance and welfare benefits for a number of months following termination of employment (36 months for executive officers and 24 months for other officers), (b) cause any unvested stock options or restricted stock to become fully vested, and (c) pay the officer any positive balance of previously banked amounts. The Change of Control Agreements entered into with Mr. Taylor, Mr. Kehoe, Mr. Brown and Mr. Demarest replace similar agreements previously entered into between the respective individual and the Company.

The form of Change of Control Agreement for Executive Officers is attached to this Form 8-K as Exhibit 10.1. The form of Change of Control Agreement for Other Officers is attached to this Form 8-K as Exhibit 10.2

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Change of Control Agreement for Executive Officers (Taylor)

10.2	Form of Change of Control Agreement for Other Officers (Morovich, Lundstrom, Kehoe, Brown, Demarest)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

	By:	/s/ J. Keith Lousteau
J. Keith Lousteau
Executive Vice President and Chief Financial Officer

Date: October 2, 2007

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